UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 30, 2002


                   Farmer Mac Mortgage Securities Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                333-80805                  52-1779791
   --------------------      -------------------         -----------------
(State or other jurisdiction   (Commission                 (IRS Employer
    of incorporation)           File Number)             Identification No.)


           1133 21st Street, N.W.                              20036
             Washington, D.C.                             -----------------
        --------------------------                           (Zip Code)
          (Address of principal
            executive offices)

       Registrant's telephone number, including area code: (202) 872-7700

                                    No Change
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-80805) (the "Registration Statement"). The Registrant is filing, as Exhibit 23.4.2 attached hereto, the consent of Arthur Andersen LLP to the use of its report dated January 23, 2002 incorporated into the Registration Statement by reference.


Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:


                  23.4.2      Consent of Independent Public Accountants

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                       CORPORATION



                                    By: /s/  Jerome G. Oslick
                                       ---------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President




Dated:      April 30, 2002

                                  EXHIBIT INDEX

Exhibit No.                  Description                          Page No.
-----------                  -----------                          --------

23.4.2          Consent  of  Independent  Public Accountants         5

                                                                 Exhibit 23.4.2

                    Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in the previously filed Registration Statement File No. 333-8085 of our report dated January 23, 2002, included in the Federal Agricultural Mortgage Corporation's Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in the Registration Statement referred to above.



                               /s/ Arthur Andersen LLP
                              -------------------------
                                   Arthur Andersen LLP

Vienna, Virginia
April 30, 2002